THE MAINSTAY GROUP OF FUNDS

MainStay Epoch U.S. Equity Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund

Supplement dated April 1, 2010 (“Supplement”)
to the Prospectus for the MainStay Epoch Funds (the “Prospectus”) dated February 26, 2010

This Supplement updates certain information contained in the Prospectus for the above referenced funds (each a “Fund” and collectively, the “Funds”).  You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available via the Funds’ website at mainstayinvestments.com/documents.  Please review this important information carefully.

Shareholder Guide

Effective immediately, the paragraph entitled “When the Funds Pay Dividends” on page 57 of the Prospectus is hereby deleted and replaced with the following:

When the Funds Pay Dividends
The MainStay Epoch U.S. Equity Fund, MainStay Epoch Global Choice Fund and MainStay Epoch International Small Cap Fund intend to declare and pay any dividends of any net investment income annually. The MainStay Epoch Global Equity Yield Fund intends to declare and pay any dividends of net investment income quarterly. Dividends are normally paid on or about the last business day of the month after a dividend is declared. However, for administrative reasons, dividends that are to be paid at the end of a calendar quarter may be paid prior to the last business day of the month after a dividend is declared. You begin earning dividends the next business day after MainStay Investments receives your purchase request in good order.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.